UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1520 Old Trolley Road

Summerville, South Carolina

(Address of principal executive offices) (Zip Code)

(843) 574-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 4, 2011, Force Protection, Inc. (the “Company”) issued a press release announcing its preliminary results of operations and financial condition for the fiscal quarter ended June 30, 3011.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure.

On August 4, 2011, the Company issued a press release announcing its preliminary results of operations and financial condition for the fiscal quarter ended June 30, 2011.  The Company will host a conference call and webcast at 4:30 p.m. Eastern Time on Thursday, August 4, 2011 to discuss its preliminary results of operations and financial condition and its business outlook.

The information contained in this Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about our beliefs and expectations. These forward looking statements include, among other things: the growth, demand and interest for Force Protection’s services and products, including the Buffalo, Cougar, Ocelot and JAMMA vehicles; current backlog; anticipated awards and expected deliveries of Ocelot vehicles; the effect of the LPPV award for future growth; expectations for future programs, including Land 121, TAPV, REDFIN and Route Clearance Vehicle MRAP Contractor Logistics Support Service and the related timing of proposals and awards; modernization and spares and sustainment contracts and the effect of operations in Afghanistan; the ability to meet current and future requirements; the Company’s execution of its business strategy and strategic transformation, including its development initiatives and opportunities to broaden its platform; the effect of the Company’s undefinitized contracts; the Company’s expected financial and operating results, including its revenues, margin, earnings and cash flows, for future periods; the Company’s belief that the 2011 second quarter represented a high point for research and development and business development investments; the Company’s belief that for the second half of 2011, it anticipates much stronger revenue than the first six months of the year; the Company’s expectation that 2011 full year revenue will be at least at the level of 2010; the Company’s belief that cost reduction initiatives are in place and will be executed to produce operating expenses for the 2011 second half and beyond that are lower than the first six months of 2011; the Company’s expectation that the initial deliveries for 2011 under the LPPV program will occur in the fourth quarter, with further deliveries continuing through the first half of 2012; the Company’s anticipation of profitability for the 2011 full year; the Company’s belief that success in one or more of the identified large programs it is pursuing will better position for long-term success and result in increased shareholder value; and, the Company’s share repurchase programs. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to, the execution of modernization and vehicle deliveries already under contract, especially for the 2011 fourth quarter as it is expected to be the largest revenue quarter of the year; the ability to effectively manage the risks in the Company’s business; the ability to win future awards and finalize contracts; the ability to develop new technologies and products and the acceptance of these technologies and products; and the other risk factors and cautionary statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Form 10-Q for the three and six months ended June 30, 2011.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated August 4, 2011 entitled “Force Protection Announces Financial Results for 2011 Second Quarter and Authorization of Additional $10 Million for Share Repurchase”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: August 4, 2011
/s/ John F. Wall, III
(Signature)

	Name:	John F. Wall, III
	Title:	Senior Vice President, Assistant General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 4, 2011 entitled “Force Protection Announces Financial Results for 2011 Second Quarter and Authorization of Additional $10 Million for Share Repurchase”